Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies [Abstract]
Commitments and Contingencies
12.	Commitments and Contingencies

The following table summarizes our contractually committed obligations and their maturity dates as of December 31, 2015:

	Payments Due by Period
(Dollars in thousands)	Total	Less than 1 year	2-year	3-year	4-year	5-year	More than 5 years
	(U.S. dollars in thousands)

Interest on variable-rate debt	339	339	-	-	-	-	-

Services fees to the Manager	4,502	1,635	1,635	1,232	-	-	-

Management fees to the Managers	7,952	911	911	911	911	911	3,397

Hire on Leased Vessels	3,524	803	803	803	803	312	-

Total obligations	$16,317	$3,688	$3,349	$2,946	$1,714	$1,223	$3,397

The above table does not include our share of the monthly rental expenses for our offices of approximately 8.7 Euro (in thousands)

Claims

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 25%-40% of the Company’s annual insurance premiums, and in no year have exceeded $1 million. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel.

The M/V Free Goddess was hijacked by Somali pirates on February 7, 2012 while transiting the Indian Ocean eastbound. On October 11, 2012, we announced that all 21 crew members of the M/V Free Goddess were reported safe and well after the vessel’s release by the pirates. At the time of the hijacking the vessel was on time charter in laden condition. Since the release from the pirates, she has been laying at the port of Salalah, Oman, having undertaken lengthy repairs funded mostly by insurers. Discussions have been ongoing since between all interested parties for a commercial settlement enabling the vessel to resume its trade.

The outstanding balance of the Company’s claims as of December 31, 2015 stands at $nil related to Company’s insurance claims for vessel incidents arising in the ordinary course of business.